UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 29, 2016

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-31569	41-1775532
(Commission File Number)	(IRS Employer Identification No.)
1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Canterbury Park Holding Corporation dated March 29, 2016 (the “Original Form 8-K”). This Form 8-K/A is being filed to check the box on the cover page of this Form 8-K to indicate that the Original Form 8-K supplies soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12). Exhibits referred to in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K.

Item 8.01  Other Events

The press release attached as Exhibit 99.1 announces scheduling of the June 9, 2016 annual meeting of shareholders and that one of the agenda items which will be considered at the annual meeting will be shareholder action on a proposed Reorganization of the Company’s operations into a holding company structure.  This press may be regarded as soliciting material subject to the provisions in Rule 14a-12 under the Exchange Act.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits

(d)       Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release dated March 29, 2016, reporting results for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated:	March 29, 2016	By:	/s/ Randall D. Sampson
Randall D. Sampson
Chief Executive Officer